UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2013

Brown-Forman Corporation

(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0143150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 25, 2013, Brown-Forman Corporation (the “Company”) issued a press release commenting on the Company’s performance and financial condition for the fiscal year ended April 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished pursuant to this Item 2.02 (and the related information in Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Brown-Forman 2013 Omnibus Compensation Plan

As noted in Item 5.07 below, at the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”) held on July 25, 2013, the Company’s Class A common stockholders approved the Brown-Forman 2013 Omnibus Compensation Plan (the “2013 Omnibus Plan”), which permits awards to current and prospective employees and directors in the form of cash, stock options, stock appreciation rights, shares, restricted stock, market value units, performance units, or any combination thereof. A summary of the material terms of the 2013 Omnibus Plan is set forth on pages 62 to 68 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 27, 2013 (the “Proxy Statement”), and is incorporated herein by reference. That summary and the foregoing description of the 2013 Omnibus Plan are qualified in their entirety by reference to the text of the 2013 Omnibus Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Form Award Agreements under the 2013 Omnibus Plan

In connection with the approval of the 2013 Omnibus Plan, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved the forms of equity award agreements to be used under the 2013 Omnibus Plan, which are filed as Exhibit 10.2 (Form of Restricted Stock Award Agreement), Exhibit 10.3 (Form of Restricted Stock Unit Award Agreement) and Exhibit 10.4 (Form of Employee Stock-Settled Stock Appreciation Right Award Agreement) hereto.

Amended and Restated Non-Employee Director Deferred Stock Unit Program

Also in connection with the approval of the 2013 Omnibus Plan, the Compensation Committee approved the Amended and Restated Brown-Forman Corporation Non-Employee Director Deferred Stock Unit Program (“DSU Program”) to permit the issuance of Class A common deferred stock units and to make conforming changes related to the approval of the 2013 Omnibus Plan. A summary of the material terms of the DSU Program is set forth on page 59 of the Company’s Proxy Statement, and is incorporated herein by reference. That summary is qualified in its entirety by reference to the text of the DSU Program, which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Director Compensation for the 2014 Board Year

On July 25, 2013, the Board of Directors approved the following compensation program for the Company’s non-employee directors for the 2014 Board Year.

Board Cash Retainer (May be taken in cash or equity)	$65,000

Board Equity Retainer (May be taken in cash if 5x total retainer equity value is met (5 x $175,000 = $875,000))	$110,000

Committee Chair Retainer (Amount is additional to Committee Member Retainer)	$20,000

Audit Committee Member Retainer	$25,000

Compensation Committee Member Retainer	$17,500

CG&N Committee Member Retainer	$15,000

A more detailed description of the compensation the Company pays its directors is included on pages 59 to 61 of the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on July 25, 2013. The matters submitted to a vote of the Class A common stockholders at the meeting and the voting results therefor are as follows:

Proposal 1: Election of Directors

The Company’s Class A common stockholders elected each of the director nominees proposed by the Company’s Board of Directors to serve until the next Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Joan C. Lordi Amble	80,671,316	63,865	16,325	0
Patrick Bousquet-Chavanne	80,691,128	45,740	14,637	0
Geo. Garvin Brown IV	80,176,489	563,637	11,380	0
Martin S. Brown, Jr.	80,228,613	510,972	11,920	0
Bruce L. Byrnes	80,676,315	54,349	20,841	0
John D. Cook	80,573,471	152,231	25,803	0
Sandra A. Frazier	80,223,231	513,070	15,205	0
Dace Brown Stubbs	80,182,042	557,393	12,070	0
Paul C. Varga	80,240,738	483,160	27,608	0
James S. Welch, Jr.	80,172,472	564,701	14,333	0

Proposal 2: Approval of Brown-Forman 2013 Omnibus Compensation Plan

The Company’s Class A common stockholders approved the 2013 Omnibus Plan. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
79,948,327	196,841	606,337	0

Item 7.01. Regulation FD Disclosure.

On July 25, 2013, the Company issued a press release announcing that at its Annual Meeting, Brown-Forman Class A common stockholders elected directors for the coming year and approved the 2013 Omnibus Plan. In addition, the Company announced that its Board of Directors approved a regular quarterly cash dividend of $0.255 cents per share on its Class A and Class B common stock, payable on October 1, 2013, to stockholders of record on September 5, 2013.

A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference. This information is furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Brown-Forman 2013 Omnibus Compensation Plan

10.2	Form of Restricted Stock Award Agreement

10.3	Form of Restricted Stock Unit Award Agreement

10.4	Form of Employee Stock-Settled Stock Appreciation Right Award Agreement

10.5	Amended and Restated Brown-Forman Corporation Non-Employee Director Deferred Stock Unit Program

99.1	Brown-Forman Corporation Press Release dated July 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation
(Registrant)

July 26, 2013	/s/ Holli H. Lewis
(Date)	Holli H. Lewis
Vice President, Assistant General Counsel - Corporate

Exhibit Index

Exhibit No.	Description

10.1	Brown-Forman 2013 Omnibus Compensation Plan

10.2	Form of Restricted Stock Award Agreement

10.3	Form of Restricted Stock Unit Award Agreement

10.4	Form of Employee Stock-Settled Stock Appreciation Right Award Agreement

10.5	Amended and Restated Brown-Forman Corporation Non-Employee Director Deferred Stock Unit Program

99.1	Brown-Forman Corporation Press Release dated July 25, 2013